UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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BLUE OWL CREDIT INCOME CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! BLUE OWL CREDIT INCOME CORP. 2026 Annual MeetingVote by June 24, 2026 11:59 PM ET BLUE OWL CREDIT INCOME CORP. 399 PARK AVE, 37TH FLOOR NEW YORK, NY 10022 V87985-P48492 You invested in BLUE OWL CREDIT INCOME CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held onJune 25, 2026. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast atwww.virtualshareholdermeeting.com/OCIC2026. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online at www.ProxyVote.com OR you can receive a free paper or email copy of thematerial(s) by requesting prior to June 11, 2026. If you would like to request a copy of the material(s) for this and/or future shareholdermeetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sendingan email, please include your control number (indicated below) in the subject line. There is no charge for requesting a copy. Unlessrequested, you will not otherwise receive a paper or email copy.For complete information and to vote, visit www.ProxyVote.comControl # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 25, 2026 9:45 A.M. Eastern Time Virtually at:www.virtualshareholdermeeting.com/OCIC2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. To elect each of Eric Kaye and Victor Woolridge to the board of directors of Blue Owl Credit Income Corp. (the “Company”) for three-year terms, each expiring at the 2029 annual meeting of shareholders and until their successors are duly elected and qualified; and Nominees: Eric Kaye For Victor Woolridge For 2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For